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                            NASCOR MORTGAGE LOAN POOL

                            20 TO 30 -YEAR FIXED RATE

                              RELOCATION MORTGAGES

                              NASCOR SERIES 2000-04

                            POOL PROFILE (4/11/2000)

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

                                                                 ------------------------       -------------------------
                                                                           BID                         TOLERANCE

                                                                 ------------------------       -------------------------
       AGGREGATE PRINCIPAL BALANCE                                           $150,000,000                      (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                                 1-May-00
      INTEREST RATE RANGE                                                6.375% - 9.000%
      GROSS WAC                                                                    7.81%                    (+/- 10 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                                                25 bps
      MASTER SERVICING FEE                                                       1.7 bps
      WAM (in months)                                                                356                    (+/- 2 month)

      WALTV                                                                          78%                    (maximum 82%)

      CALIFORNIA %                                                                   17%                    (maximum 20%)
      SINGLE LARGEST ZIP CODE CONCENTRATION                                           2%                    (maximum  5%)

      AVERAGE LOAN BALANCE                                                      $361,659               (maximum $370,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                         $1,294,354             (maximum $1,500,000)

      CASH-OUT REFINANCE %                                                            0%                    (maximum  2%)

      PRIMARY RESIDENCE %                                                           100%                    (minimum 97%)

      SINGLE-FAMILY DETACHED %                                                       93%                    (minimum 90%)

      FULL DOCUMENTATION %                                                           42%                    (minimum 38%)

      UNINSURED > 80% LTV %                                                          17%                    (maximum 20%)

      TEMPORARY BUYDOWNS                                                              1%                    (maximum  3%)


  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.


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      (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                            NASCOR MORTGAGE LOAN POOL

                            20 TO 30 -YEAR FIXED RATE

                              RELOCATION MORTGAGES

                              NASCOR SERIES 2000-04

                               PRICING INFORMATION

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RATING AGENCIES                           TBD by Norwest

PASS THRU RATE                                     7.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS               0.39%

PRICING DATE                                   11-Apr-00

FINAL STRUCTURE DUE DATE                       10-May-00                9:00 AM

SETTLEMENT DATE                                30-May-00

ASSUMED SUB LEVELS                                   AAA                 3.200%
                                                      AA                 1.300%
                                                       A                 0.800%
                                                     BBB                 0.500%
                                                      BB                 0.250%
                                                       B                 0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-04. THE PRINCIPAL only CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



NASCOR CONTACTS                                        Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185



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